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Exhibit 10.13

[UNION BANK OF CALIFORNIA LOGO]

UNION BANK OF CALIFORNIA, N.A.
SOUTHERN CALIFORNIA TRADE SERVICE OPERATIONS
STANDBY LETTERS OF CREDIT, V01-519
1980 SATURN STREET
MONTEREY PARK, CA 91755-7417

LETTER OF CREDIT AMENDMENT	DECEMBER 30, 2002 OUR REFERENCE NO. AMENDMENT SEQ. NO. ORIGINAL ISSUE DATE	: 306S016107 : 006 : DECEMBER 30, 1994

TO BENEFICIARY:
        SCOTTSDALE INSURANCE COMPANY
        8877 GAINEY CENTER DRIVE
        P.O. BOX 4110
        SCOTTSDALE, AZ 85261-4110

APPLICANT:
        VETERINARY PET INSURANCE COMPANY
        3060 SATURN STREET
        BREA, CA 92821

        WE HAVE AMENDED THE ABOVE REFERENCED IRREVOCABLE LETTER OF CREDIT AS FOLLOWS:

    INCREASE THIS LETTER OF CREDIT BY THE AMOUNT OF USD11,000,000.00 TO AN AMENDED TOTAL OF USD14,000,000.00.

    THE APPLICANT'S ADDRESS IS NOW TO READ AS ABOVE.

    THE PHRASE, "IN NO EVENT WILL THIS LETTER OF CREDIT BE EXTENDED BEYOND A FULL AND FINAL EXPIRATION OF DECEMBER 31, 2004" IS NOW DELETED.

        THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE LETTER OF CREDIT AND ATTACHED HERETO.

        THIS AMENDMENT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NUMBER 500 (UCP 500).

        ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED. FOR INQUIRIES, CALL US AT (323) 720-7958 OR FAX AT (323) 720-2773 PLEASE ALWAYS QUOTE OUR ADVICE AND AMENDMENT REFERENCE NUMBERS.

UNION BANK OF CALIFORNIA, N.A.
TRADE SERVICE OPERATIONS

/s/ EVELYN AFICIAI
AUTHORIZED SIGNATURE

Evelyn Aficiai Int'l Operations Officer

[UNION BANK OF CALIFORNIA LOGO]

UNION BANK OF CALIFORNIA, N.A.
SOUTHERN CALIFORNIA INTERNATIONAL OPERATIONS CENTER
STANDBY LETTERS OF CREDIT, V01-519
1980 SATURN STREET
MONTEREY PARK, CA 91755-7417

LETTER OF CREDIT AMENDMENT	JANUARY 09, 2002 OUR REFERENCE NO. AMENDMENT SEQ. NO. ORIGINAL ISSUE DATE	: 306S016107 : 005 : DECEMBER 30, 1994

TO BENEFICIARY:
        SCOTTSDALE INSURANCE COMPANY
        8877 GAINEY CENTER DRIVE
        P.O. BOX 4110
        SCOTTSDALE, ARIZONA 85261 4110

APPLICANT:
        VETERINARY PET INSURANCE COMPANY
        4175 E. LA PALMA AVE, SUITE 100
        ANAHEIM, CA 92807

        WE HAVE AMENDED THE ABOVE REFERENCED IRREVOCABLE LETTER OF CREDIT AS FOLLOWS:

    THE EXPIRY DATE EXTENDED TO DECEMBER 31, 2002.

    THE FOLLOWING CLAUSE IS STILL IN PLACE:

      "IT IS A CONDITION OF THIS LETTER OF CREDIT THAT IT SHALL BE DEEMED AUTOMATICALLY EXTENDED WITHOUT AMENDMENT FOR ONE YEAR FROM THE PRESENT EXPIRATION DATE OR ANY FUTURE EXPIRATION DATE, UNLESS THIRTY (30) DAYS PRIOR TO SUCH EXPIRATION DATE WE NOTIFY YOU BY REGISTERED MAIL, CERTIFIED MAIL OR COURIER AT OUR DISCRETION THAT THIS LETTER OF CREDIT WILL NOT BE RENEWED."

        IN NO EVENT WILL THIS LETTER OF CREDIT BE EXTENDED BEYOND A FULL AND FINAL EXPIRATION OF DECEMBER 31, 2004.

        THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE LETTER OF CREDIT AND ATTACHED HERETO.

        THIS AMENDMENT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NUMBER 500 (UCP 500).

        ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED.

        FOR INQUIRIES, CALL US AT 323-720-7926 OR FAX AT 323-720-2773. PLEASE ALWAYS QUOTE OUR ADVICE AND AMENDMENT REFERENCE NUMBERS.

UNION BANK OF CALIFORNIA, N.A.
TRADE SERVICES OPERATIONS

/s/ EVELYN AFICIAI
AUTHORIZED SIGNATURE
Evelyn Aficiai Int'l Operations Officer

UNION BANK OF CALIFORNIA, N.A.
SOUTHERN CALIFORNIA INTERNATIONAL OPERATIONS CENTER
STANDBY LETTERS OF CREDIT, V01-519
1980 SATURN STREET
MONTEREY PARK, CA 91755-7417

LETTER OF CREDIT AMENDMENT	DECEMBER 21, 1998 OUR REFERENCE NO. AMENDMENT SEQ. NO. ORIGINAL ISSUE DATE	: 306S016107 : 004 : DECEMBER 30, 1994

TO BENEFICIARY:
        SCOTTSDALE INSURANCE COMPANY
        8877 GAINEY CENTER DRIVE
        P.O. BOX 4110
        SCOTTSDALE, ARIZONA 85261 4110

APPLICANT:
        VETERINARY PET INSURANCE COMPANY
        4175 E. LA PALMA AVE, SUITE 100
        ANAHEIM, CA 92807

        WE HAVE AMENDED THE ABOVE REFERENCED IRREVOCABLE LETTER OF CREDIT AS FOLLOWS:

    INCREASE THIS LETTER OF CREDIT BY THE AMOUNT OF USD1,500,000.00 TO AN AMENDED TOTAL AMOUNT OF USD3,000,000.00.

    CURRENT EXPIRY DATE IS NOW EXTENDED TO DECEMBER 31, 1999. UNDER NO CIRCUMSTANCES WILL THIS LETTER OF CREDIT BE EXTENDED BEYOND THE FULL AND FINAL EXPIRY DATE OF DECEMBER 31, 2001.

        THIS AMENDMENT IS TO BE CONSIDERED AS PART OF THE ABOVE LETTER OF CREDIT AND ATTACHED HERETO.

        THIS AMENDMENT IS SUBJECT TO THE UNIFORM CUSTOMS AND PRACTICE FOR DOCUMENTARY CREDITS (1993 REVISION) INTERNATIONAL CHAMBER OF COMMERCE, PUBLICATION NUMBER 500 (UCP 500).

        ALL OTHER TERMS AND CONDITIONS OF THE CREDIT REMAIN UNCHANGED.

        FOR INQUIRIES, CALL US AT 323-720-7958 OR FAX AT 323-720-2773. PLEASE ALWAYS QUOTE OUR ADVICE AND AMENDMENT REFERENCE NUMBERS.

UNION BANK OF CALIFORNIA, N.A.
INTERNATIONAL OPERATIONS CENTER

/s/ EVELYN AFICIAI
AUTHORIZED SIGNATURE
Evelyn Aficiai Int'l Operations Officer

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  Exhibit 10.13